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                                                                    Exhibit 10.8



                               TERMINATION OF THE
                 METROPOLITAN LIFE AUXILIARY DEATH BENEFITS PLAN


The Metropolitan Life Auxiliary Death Benefits Plan (the "Plan") is hereby terminated effective at 11:59 PM of the date of the execution of this instrument:

METROPOLITAN LIFE INSURANCE COMPANY



By:     /s/ Graham S. Cox
        --------------------------------

Name:   Graham S. Cox
        --------------------------------

Title:  Vice President
        --------------------------------




Date:   August 1, 2005
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